UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2015

Energy Recovery, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34112	01-0616867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Dr. San Leandro, CA 94577

(Address if Principal Executive Offices)(Zip Code)

510-483-7370

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure

The Company is furnishing with this report a presentation prepared by our management which will be posted on our website after this report is filed.

The Company is not undertaking to update this presentation. This report is not intended as a statement concerning the materiality of any information contained in the presentation.

The full text of the presentation is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description
99.1	Management Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2015

Energy Recovery, Inc.

By:	/s/ Juan Otero
Juan Otero
Corporate Counsel and Secretary